Exhibit 99.1

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[LOGO]

TEPPCO Partners, L.P.

Wachovia Securities

Pipeline Conference and Symposium

December 7, 2004

Forward-looking Statements

•                  The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws. Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis. No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.’s securities will not differ materially from those contained in the forwardlooking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission. Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO’s control that will impact and drive TEPPCO’s future results and the value of its units. The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation. See TEPPCO Partners, L.P.’s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

TEPPCO Partners, L.P.

•                  One of the largest energy Master Limited Partnerships

•                  Formed in 1990 with headquarters in Houston, Texas

•                  Provides transportation and storage services to petroleum and natural gas industry, with >90% fee-based revenues

•                  Strong focus on corporate governance and serving interests of limited partners

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The TEPPCO Systems

11,600 Miles of Pipelines in 16 States ...

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... Strategically Positioned to Capitalize on Market Opportunities

Record Income, EBITDA and Distributions

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Note: EBITDA = Operating Income + D&A + Equity EBITDA + Other Income, net

Substantial Asset Growth

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Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods

Volume Diversification and Growth

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TEPPCO Corporate Strategy

Our Goal: To grow cash flow and returns to unitholders

•                  Focus on internal growth prospects

•                  Increase throughput on pipeline systems

•                  Expand / upgrade existing assets and construct new pipeline and gathering systems

•                  Target accretive acquisitions in core businesses that provide growth potential

•                  Utilize competitive strength from alignment with DEFS

•                  Operate in a safe, efficient and environmentally responsible manner

•                  Continue track record of steady, annual distribution growth

TEPPCO’s Upstream Business

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Upstream EBITDA Contribution

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•                  Consistent gathering, marketing and transportation results from strong asset position, customer service, financial strength

•                  Record Seaway volumes and revenues with incentive tariff structure

•                  South Texas market position improved with assets acquired in 2003 from Rancho Pipeline and Genesis

Upstream Strategy

•                  Strengthen market position around existing asset base

•                  Focus activity in West Texas, South Texas and Red River areas

•                  Increase margins by improving/expanding services and reducing costs through asset optimization

•                  Pursue strategic acquisitions to complement existing assets

•                  Realize full potential of Seaway assets

•                  Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers

•                  Maximize value of strong Texas City marine terminal position

TEPPCO’s Midstream Business

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Midstream EBITDA Contribution

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•                  Jonah growth continued in 2004 with increased volumes from Phase III expansion

•                  Infill drilling and connections to new gathering systems pave way for Val Verde growth

Midstream Strategy

•                  Create portfolio of high quality assets serving major gas producing basins

•                  Assets positioned in basins playing an important role in domestic gas and liquids supply

•                  Realize full potential of existing assets

•                  Increase throughput on Val Verde, Jonah and Chaparral systems

•                  Prudently expand capacity to meet customers’ needs

•                  Pursue acquisition opportunities providing long-lived, fee-based cash flows

Val Verde Gas Gathering System

•                  One of the largest Coal Bed Methane gas gathering and treating facilities located in San Juan Basin (1 BCF/day capacity)

•                  Provides fee-based services with long-term reserves dedications

•                  Near-term volume growth from Coal Bed Methane infill drilling and connections to adjacent systems

•                  Well completions occurring at a slower pace than originally expected

•                  Black Hills (conventional) and Red Cedar (coal bed methane) projects provide access to additional gas reserves

•                  Longer-term growth and increased throughput from conventional gas gathering and enhanced services

•                  Leverage high quality assets, existing system capacity and DEFS commercial presence and operating capability

Val Verde Gas Gathering Volumes

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Jonah Gas Gathering System

•                  Jonah System serves one of most active onshore gas plays in North America, with 1.3 BCF/day capacity currently in place

•                  Provides fee-based services with long term reserves dedications

•                  Throughput more than doubled since TEPPCO purchase in 2001, with 4th quarter 2004 volumes expected to exceed 1 BCF/day

•                  Recent level of drilling activity expected to continue

•                  Limited year-round drilling recently approved for Pinedale field

•                  Increased well-density approval anticipated during 2005 for both Jonah and Pinedale fields

•                  Likelihood of additional investment opportunities to serve increased gas production

Jonah Gas Gathering Volumes

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TEPPCO’s Downstream Business

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Downstream EBITDA Contribution

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•                  Centennial Pipeline provides long-term growth platform

•                  Enabled record refined products and LPG movements in 2004

•                  Volume growth confirms need for Gulf Coast supply to Midwest and Northeast markets

Downstream Strategy

•                  Utilize TEPPCO and Centennial Pipeline systems to serve Midwest supply shortfall

•                  Implementation of jet fuel shipments via Centennial further enhances ability to optimize operations

•                  Centennial is a key investment for TEPPCO, providing substantial growth capacity to satisfy demand in core market areas

•                  Refined products volume growth expected to continue due to long-term Midwest supply imbalance

•                  Potential to displace river movements with more efficient pipeline transportation

•                  Propane system expansions to Midwest and Northeast markets provide capacity for market share growth

Integrity Management Program

•                  IMP regulation enacted December 2000, requiring inspection and repair of pipelines during five year period

•                  TEPPCO fully compliant with all regulations

•                  2004 IMP costs expected to exceed $40 MM

•                  Costs driven by several factors

•                  Improved tools are finding more anomalies

•                  Repair costs higher due to repair methodology and required timing

•                  Inspecting more miles and executing long-term repair strategy

•                  Believe costs will trend down during 2005

•                  Broader array of repair alternatives on lower risk, less critical pipeline systems and improved cost management

2004 Performance / 2005 Outlook

•      TEPPCO has experienced both challenges and successes during 2004, illustrating strength of its diversified portfolio

•                  Higher costs from pipeline integrity and Sarbanes-Oxley compliance

•                  Outstanding performance across entire upstream business

•                  Strong Jonah performance offset by disappointing pace of Val Verde infill development

•                  Solid downstream results despite warm winter weather and high commodity prices

•      Expect continued earnings growth in 2005

•                  Revenue growth opportunities across all business segments

•                  Compliance costs expected to moderate

Balance Sheet and Distribution Coverage

•                  Expected year-end 2004 financial position

•                  Debt/capitalization: 58%; Debt/EBITDA: 4.1

•                  Outstanding debt: 62% fixed rate; 38% floating rate

•                  Weighted average interest rate on debt: 5%

•                  Stable, investment grade ratings: S&P (BBB) Moody’s (Baa3)

•                  Confident of ability to finance growth capital expenditures

•                  Closed end funds provide additional financing source

•                  Increased annual distribution by $.05/unit to $2.65/unit

•                  8% annual distribution growth rate since 1993

•                  2004 distribution payout 5.6% above 2003

•                  Will maintain appropriate balance between distribution growth and coverage

Consistent distribution growth since 1993

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Note: 1990 indicative of full year distribution.

TEPPCO unitholders have realized a 19% average annual return since 1990 IPO

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Summary

TEPPCO is well positioned for continued growth

•                  Strong asset positions in diversified businesses

•                  Visible internal growth prospects

•                  Disciplined approach to acquisitions

•                  Financial strength to fund growth initiatives

•                  Experienced personnel with customer service orientation

•                  Track record of consistent distribution growth

•                  Strict governance to ensure continued stakeholder trust and confidence

Reconciliation of Non-GAAP Measures

($ in Millions)

	2004E(1)	2003	2002	2001	2000	1999
EBITDA
Net Income	143	126	118	109	77	72
Interest Expense-Net	71	84	66	62	45	30
Depreciation & Amortization (D&A)	114	101	86	46	36	33
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	22	20	12	9	3	—
Total EBITDA	350	331	282	226	161	135

Note:

(1) 10/27/04 earnings release indicated a 2004E EBITDA range of $340 - $360 million

($ in Millions)	2004E(1)

	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	80	79	29	188
Depreciation & Amortization (D&A)	40	61	13	114
Other - Net	1	—	—	1
Equity Earnings	(3)	—	28	25
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	15	—	7	22
Total EBITDA	133	140	77	350
Percentage of Total	38%	40%	22%	100%

Note:

(1) 10/27/04 earnings release indicated a 2004E EBITDA range of $340 - $360 million

($ in Millions)	2003

	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	84	80	28	192
Depreciation & Amortization (D&A)	32	58	11	101
Other - Net	0	—	1	1
Equity Earnings	(4)	—	21	17
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	13	—	7	20
Total EBITDA	125	138	68	331
Percentage of Total	38%	41%	21%	100%

[LOGO]

NYSE: TPP

www.teppco.com